Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

6. Goodwill

The following table sets forth the changes in the carrying amount of goodwill for the years ended December 31, 2014 and 2013 (in thousands):

	2014	2013
Balance as of January 1,
Goodwill	$155,829	$155,829
Accumulated impairment losses	(44,636)	(44,636)
	111,193	111,193
Acquisitions and other purchase price adjustments	28,581	—
Balance as of December 31,
Goodwill	$184,410	$155,829
Accumulated impairment losses	(44,636)	(44,636)
	$139,774	$111,193

In 2014 the change in the carrying amount of goodwill is attributable to our acquisitions of Slone, West Orange, Truss Rite, Trim Tech, and Empire. The amounts allocated to goodwill as a result of these acquisitions is preliminary. There were no changes to the carrying amount of goodwill in 2013. The amount allocated to goodwill is attributable to the assembled workforce of the acquired companies as well as the synergies expected to arise as a result of these acquisitions. All of the goodwill recognized from these acquisitions is expected to be deductible for tax purposes. The goodwill recognized from these acquisitions will be amortized ratably over a 15 year period for tax purposes.

We closely monitor trends in economic factors and their effects on operating results to determine if an impairment trigger was present that would warrant a reassessment of the recoverability of the carrying amount of goodwill prior to the required annual impairment test in accordance with the Intangibles – Goodwill and Other topic of the Codification.

The process of evaluating goodwill for impairment involves the determination of fair value of our reporting units. Inherent in such fair value determinations are certain judgments and estimates relating to future cash flows, including our interpretation of current economic indicators and market valuations and assumptions about our strategic plans with regard to our operations. Due to the uncertainties associated with such estimates, actual results could differ from such estimates resulting in further impairment of goodwill.

In performing our impairment analysis, we developed a range of fair values for our reporting units using a discounted cash flow methodology. The discounted cash flow methodology establishes fair value by estimating the present value of the projected future cash flows to be generated from the reporting unit. The discount rate applied to the projected future cash flows to arrive at the present value is intended to reflect all risks of ownership and the associated risks of realizing the stream of projected future cash flows. The discounted cash flow methodology uses our projections of financial performance for a five-year period. The most significant assumptions used in the discounted cash flow methodology are the discount rate, the terminal value and the expected future revenues, gross margins and operating expenses, which vary among reporting units. Significant assumptions used in our financial projections include housing starts, lumber commodity prices, and market share gains.

We recorded no goodwill impairment charges in 2014, 2013, and 2012.